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                                                                    EXHIBIT 21.1

                                 SUPERVALU INC.
                                  Subsidiaries

                             As of February 22, 2003
                   (All are Subsidiary Corporations 100% Owned
                    Directly or Indirectly, Except as Noted)

                                                                                       PERCENTAGE OF VOTING
                                               JURISDICTION                            SECURITIES OWNED BY
                                              OF ORGANIZATION                           IMMEDIATE PARENT
                                              ---------------                          --------------------
SUPERVALU INC.
  Blaine North 1996 L.L.C.                      Delaware Limited Liability Company            70%
  Bloomington 1998 L.L.C.                       Delaware Limited Liability Company            40%
  Burnsville 1998 L.L.C.                        Delaware Limited Liability Company          77.5%
  Coon Rapids 2002 L.L.C.                       Delaware Limited Liability Company            64%
  Diamond Lake 1994 L.L.C.                      Delaware Limited Liability Company            25%
  Forest Lake 2000 L.L.C.                       Delaware Limited Liability Company            65%
  Fridley 1998 L.L.C.                           Delaware Limited Liability Company          74.5%
  Hastings 2002 L.L.C.                          Delaware Limited Liability Company          51.0%
  Inver Grove Heights 2001 L.L.C.               Delaware Limited Liability Company          66.0%
  Keltsch Bros., Inc.                           Indiana                                      100%
  Maplewood East 1996 L.L.C.                    Delaware Limited Liability Company            70%
  Max Club, Inc.                                Minnesota                                    100%
      Great Valu LLC                            Virginia Limited Liability Company           100%
  Monticello 1998 L.L.C.                        Delaware Limited Liability Company            90%
  NAFTA Industries Consolidated, Inc.           Texas                                         51%
      NAFTA Industries, Ltd.                    Texas Limited Partnership                     51%
       International Data, LLC                  Indiana Limited Liability Company             50%
  NC&T Supermarkets, Inc.                       Ohio                                         100%
  Nevada Bond Investment Corp. I                Nevada                                       100%
  Northfield 2002 L.L.C.                        Delaware                                      51%
  Planmark Architecture of Oregon, P.C.         Oregon                                       100%
  Planmark, Inc.                                Minnesota                                    100%
  Plymouth 1998 L.L.C.                          Delaware Limited Liability Company          62.5%
  Preferred Products, Inc.                      Minnesota                                    100%
  Richfood Holdings, Inc.                       Delaware                                     100%
      Market Funding, Inc.                      Delaware                                     100%
      Retail Licensing Corporation              Delaware                                     100%
      Richfood, Inc.                            Virginia                                     100%
        Bridgeview Warehouse LLC                Delaware Limited Liability Company           100%
        75th Avenue Headquarters LLC            Delaware Limited Liability Company           100%
        Cabot Morgan Real Estate Company        Delaware                                     100%
        California Ontario Warehouse LLC        Delaware Limited Liability Company           100%
        Dart Group Financial Corporation        Delaware                                     100%
        Discount Books East, Inc.               Delaware                                     100%
        GWM Holdings, Inc.                      Virginia                                     100%
        Market Brands, Inc.                     Delaware                                     100%
        Market Improvement Corporation          Virginia                                     100%
        Market Insurance Agency, Inc.           Virginia                                     100%
        Market Leasing Company                  Virginia                                     100%
        Penn Brands, Inc.                       Delaware                                     100%
        Pennsy Warehouse Leasing Corporation    Delaware                                     100%
        Pennsy Drive Warehouses LLC             Delaware                                     100%
        Retail Funding Corporation, Inc.        Virginia                                     100%
        Rich-Temps, Inc.                        Virginia                                     100%
        Rotelle Management, Inc.                Pennsylvania                                 100%
        SFW Holding Corp.                       Delaware                                     100%
          Shoppers Food Warehouse Corporation   Delaware                                     100%
            RBC Corporation                     Maryland                                     100%
            SFW DC Corp.                        District of Columbia                         100%
            SFW Investment Corporation          Delaware                                     100%

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
                                                                                       PERCENTAGE OF VOTING
                                               JURISDICTION                            SECURITIES OWNED BY
                                              OF ORGANIZATION                           IMMEDIATE PARENT
                                              ---------------                          --------------------
      Spring House Leasing, Inc.                Pennsylvania                                 100%
  Super Rite Foods, Inc.                        Delaware                                     100%
      FF Acquisition LLC                        Virginia Limited Liability Company           100%
        FF Construction L.L.C.                  Virginia Limited Liability Company           100%
      Foodarama LLC                             Delaware Limited Liability Company           100%
        Foodarama, Inc.                         Maryland                                     100%
        Foodarama Group, Inc.                   Maryland                                     100%
        Midway Markets of Delaware, Inc.        Delaware                                     100%
        Food-A-Rama G.U., Inc.                  Maryland                                     100%
            Oxon Run, Inc.                                                                   100%
      SRF Subsidiary Corporation                Delaware                                     100%
      Richfood Procurement LLC                  Virginia Limited Liability Company           100%
  Risk Planners Agency of Ohio, Inc.            Ohio                                         100%
  Risk Planners of Mississippi, Inc.            Mississippi                                  100%
  Risk Planners of Pennsylvania, Inc.           Pennsylvania                                 100%
  Risk Planners, Inc.                           Minnesota                                    100%
    Risk Planners of Illinois, Inc.             Illinois                                     100%
    Risk Planners of Montana, Inc.              Montana                                      100%
    Risk Planners of Washington, Inc.           Washington                                   100%
  Savage 2002 L.L.C.                            Delaware Limited Liability Company
  Shakopee 1997 L.L.C.                          Delaware Limited Liability Company            25%
  Shorewood 2001 L.L.C.                         Delaware Limited Liability Company            55%
  Silver Lake 1996 L.L.C.                       Delaware Limited Liability Company            51%
  SUPERVALU Finance, Inc.                       Minnesota                                    100%
  SUPERVALU Management Corp.                    Delaware                                     100%
  SUPERVALU Pharmacies, Inc.                    Minnesota                                    100%
  SUPERVALU Receivables, Inc.                   Delaware                                     100%
  SUPERVALU Transportation, Inc.                Minnesota                                    100%
  SUVACO Insurance International, Ltd.          Islands of Bermuda                           100%
  Sweet Life Products Co., Inc.                 New York                                      75%
  Valu Ventures, Inc.                           Minnesota                                    100%
  Valu Ventures 2, Inc.                         Indiana                                      100%
    SUPERVALU Terre Haute Limited Partnership   Indiana Limited Partnership                  100%
  Western Dairy Distributors, Inc.              Colorado                                     100%

  Supermarket Operators of America Inc.         Delaware                                     100%
    Advantage Logistics - Southeast, Inc.       Alabama                                      100%
    Clyde Evans Markets, Inc.                   Ohio                                         100%
    Scott's Food Stores, Inc.                   Indiana                                      100%
          SV Ventures*                          Indiana General Partnership                   50%
    SUPERVALU Receivables Funding               Delaware                                     100%
      Corporation

  SUPERVALU Holdings, Inc.                      Missouri                                     100%
      Advantage Logistics Southwest, Inc.       Arizona                                      100%
      Advantage Logistics - PA LLC              Pennsylvania                                 100%
      Airway Redevelopment Corporation          Missouri                                     100%
      Augsburger's, Inc.                        Indiana                                      100%
      Butson's Enterprises, Inc.                New Hampshire                                100%
        Butson's Enterprises of
            Massachusetts, Inc.                 Massachusettts                               100%
        Butson's Enterprises of Vermont, Inc.   Vermont                                      100%
        Keatherly, Inc.                         New Hampshire                                100%
        Peoples Market, Incorporated            New Hampshire                                100%
        Violette's Supermarkets, Inc.           New Hampshire                                100%
      East Main Development, Inc.               Rhode Island                                 100%
      GM Distributing, Inc.                     California                                   100%

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
                                                                                       PERCENTAGE OF VOTING
                                               JURISDICTION                            SECURITIES OWNED BY
                                              OF ORGANIZATION                           IMMEDIATE PARENT
                                              ---------------                          --------------------
  John Alden Industries, Inc.                   Rhode Island                                 100%
  Livonia Holding Company, Inc.                 Michigan                                     100%
    Foodland Distributors                       Michigan General Partnership                  50%
  Mohr Developers, Inc.                         Missouri                                     100%
  Mohr Distributors of Litchfield, Inc.         Illinois                                     100%
  Moran Foods, Inc.                             Missouri                                     100%
      Deals-Nothing Over A Dollar, L.L.C.       Missouri Limited Liability Company           100%
      Save-A-Lot Food Stores, Inc.              Missouri                                     100%
      Lot 18 Redevelopment Corp.                Missouri                                     100%
  Rostraver Township L.L.C.                     Pennsylvania                                  85%
      Rostraver Township                        Pennsylvania Limited Partnership               1%
  Shop 'N Save Warehouse Foods, Inc.            Missouri                                     100%
      Shop 'N Save St. Louis, Inc.              Missouri                                     100%
      WSI Satellite, Inc.                       Missouri                                     100%
  SUPERVALU Holdings - PA LLC                   Pennsylvania Limited Liability Company       100%
  SV Markets, Inc.                              Ohio                                         100%
  SV Ventures*                                  Indiana General Partnership                   50%
  SVH Holding, Inc.                             Delaware                                     100%
      SVH Realty, Inc.                          Delaware                                     100%
  Total Insurance Marketing Enterprises, Inc.   Pennsylvania                                 100%
  Ultra Foods, Inc.                             New Jersey                                   100%
  Verona Road Associates, Inc.                  Pennsylvania                                 100%
  WC&V Supermarkets, Inc.                       Vermont                                      100%
  Wetterau Finance Co.                          Missouri                                     100%
  Wetterau Insurance Co. Ltd.                   Bermuda                                      100%

* SV Ventures is a general partnership between SUPERVALU Holdings, Inc. and Scott's Food Stores, Inc. each of which holds a 50% interest. Both general partners are direct subsidiaries of Supermarket Operators of America, Inc.

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